SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HIGH INCOME SECURITIES FUND
(Name of Registrant as Specified in Its Charter)

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[ ]
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HIGH INCOME SECURITIES FUND

September 16, 2024

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of High Income Securities Fund (the “Fund”) to be held on October 18, 2024 at 10:30 a.m.

Since April 2019, the Fund has been managed by an Investment Committee of the Fund’s Board of Trustees (the “Board”).  At the Special Meeting, shareholders of the Fund (“Shareholders”) will vote on a proposal to approve an investment management agreement between the Fund and Bulldog Investors, LLP (“Bulldog” and such investment management agreement, the “Advisory Agreement”). If approved, the Fund will cease to be managed by the Investment Committee and will instead be managed by Bulldog pursuant to the Advisory Agreement.

When the current Board was elected in 2018, the Fund’s investment adviser at the time resigned and an Investment Committee was established to manage the Fund’s investments while the Board considered various strategic options for the Fund.  The Board subsequently determined not to pursue such options and the Fund continued to be a closed-end fund managed by the Investment Committee.  In September 2023, the Board established a Strategic Planning Committee, to consider, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions are warranted. The Strategic Planning Committee was comprised of trustees of the Board who were neither (i) “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act” and such trustees, the “Non-interested Trustees”) nor (ii) affiliated with Bulldog. The Strategic Planning Committee delivered a request for proposal questionnaire (“RFP”) to Bulldog for it to complete. After reviewing Bulldog’s RFP response (including additional follow up requests) and meeting with representatives of Bulldog, the Strategic Planning Committee determined to recommend that the Board approve an advisory agreement with Bulldog pursuant to which Bulldog would serve as the Fund’s investment adviser.  The Strategic Planning Committee also determined that the Board should consider certain changes to the Fund’s investment policies.

At a meeting of the Board held on June 14, 2024, the Board of Trustees, including the Non-interested Trustees, after careful consideration and upon the recommendation of the Strategic Planning Committee, approved the Advisory Agreement. The Advisory Agreement must also be approved by Shareholders to become effective. The terms of the Advisory Agreement are described in the accompanying Proxy Statement.

In addition, at the June 14, 2024 Board meeting, the Board also considered and approved certain changes to the Fund’s investment strategies and fundamental policies in order to expand the types of investments the Fund can make and increase the Fund’s flexibility to pursue investment opportunities (the “Investment Changes”). The Board noted that many of the Fund’s policies, which were put in place when the Fund was created in 1987, are outdated, unduly restrictive and typically are not included as policies of more recently-created funds.  The Board recommends that the Shareholders approve each of the Investment Changes.  The Investment Changes, which are more fully described in the accompanying Proxy Statement, will:

•	eliminate the Fund’s secondary investment objective of capital appreciation
•
revise the investment strategies of the Fund to provide, among other things, that it invests primarily in income producing or dividend paying U.S. and non-U.S. investments, such as investment grade and below investment grade (high yield/high risk) debt securities, fixed or variable rate income securities, real estate investment trusts (REITs), convertible securities, preferred stocks, and dividend-paying common stocks, and securities or other assets that the adviser reasonably expects to lead to a liquidity event such as a self-tender offer, merger or liquidation, including a transaction with a special purpose acquisition company (SPAC)

•	revise or delete certain fundamental policies of the Fund

Finally, the Board is also recommending that Shareholders approve an amendment to the Fund’s Amended and Restated Declaration of Trust to eliminate the requirement for a mandatory conversion vote if the Fund’s shares trade at a discount from NAV over a specified time period. This provision was triggered last year requiring the inclusion of a proposal in the proxy statement for the Fund’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”).  A quorum was not obtained to take any action at the 2023 Annual Meeting, however the shareholders that submitted proxies to vote at the 2023 Annual Meeting overwhelmingly voted to retain the closed-end nature of the Fund. The Board believes that in view of this, and the other proposed changes to the Fund’s investment strategies and policies, it is no longer in the best interests of the Fund and its shareholders to retain the requirement for a mandatory shareholder vote to convert the Fund to open-end status as an automatic response to discount levels.

The Board has approved the Advisory Agreement, the Investment Changes and the Amendment to the Declaration of Trust and believes each of them are in the best interests of the Fund and its Shareholders.  Upon approval by the Fund’s Shareholders, the Advisory Agreement, the Investment Changes and the Amendment to the Declaration of Trust will be effective, the Investment Committee will be disbanded and the Fund will be externally managed by Bulldog.

Further details regarding the business to be conducted at the Special Meeting are included in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the Internet. Your vote is important.

Sincerely yours,
Moritz Sell
Chairman of the Fund’s Strategic Planning Committee

High Income Securities Fund

(New York Stock Exchange Trading Symbol: PCF)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 18, 2024

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 18, 2024: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.highincomesecuritiesfund.com.

To the Shareholders of High Income Securities Fund:

Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders (herein referred to as “Shareholders”) of High Income Securities Fund, a Massachusetts business trust (the “Fund”), will be held on October 18, 2024 at 10:30 a.m., Eastern Time, at the offices of Bulldog Investors, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663.  The Special Meeting is being held for the following purposes:

(1)	To approve the Advisory Agreement (as defined below) between the Fund and Bulldog Investors, LLP (Proposal 1).
(2)	To approve a change to the Fund’s investment objective to eliminate the secondary objective of capital appreciation (Proposal 2).
(3)	To approve changes to the Fund’s investment strategies to expand the types of investments the Fund may make to pursue its investment objective (Proposal 3).
(4)	To approve a change to the Fund’s non-fundamental policy regarding purchases of open-end funds (Proposal 4).
(5)	To approve the amendment to, or elimination of, the Fund’s current fundamental investment policies (includes five sub-proposals) as follows:
A.	To approve amendments to the current fundamental investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”), for the Fund as follows:
1.	To approve changes to the Fund’s fundamental policy regarding borrowing money and issuing senior securities to expand the Fund’s ability to borrow and issue senior securities (Sub-Proposal 5.A.1); and
2.
To approve changes to the Fund’s fundamental policy regarding purchases and sales of real estate to expand the Fund’s ability to invest in certain types of real estate related securities (Sub-Proposal 5.A.2); and

B.	To approve the elimination of the following current fundamental investment policies not required by the federal securities laws for the Fund, as detailed below, as follows:
1.	To approve the elimination of the Fund’s fundamental policy limiting purchases of restricted securities (Sub-Proposal 5.B.1);
2.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer (Sub-Proposal 5.B.2); and

3.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer (Sub-Proposal 5.B.3).

(6)
To approve an Amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for shareholder approval under certain circumstances (Proposal 6).

(7)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record of the Fund (“Shareholder”) at the close of business on August 23, 2024. Whether or not you expect to attend the Special Meeting in person, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website as indicated on the proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Fund. You may change your vote at any time by submitting a later-dated proxy or by voting at the Special Meeting.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

September 16, 2024

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the Internet. Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting in person and change your vote.

If you have any questions about the Special Meeting or any of the proposals after reading the accompanying Proxy Statement, please contact our proxy solicitor:

InvestorCom
19 Old Kings Highway S.
Suite 130
Darien, CT 06820
(877) 972-0090

Your vote is important no matter how many shares you own
Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” all of the Proposals and in the proxies’ discretion on any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q1: Why did you send me this Proxy Statement?

A: The Fund sent you this Proxy Statement and the enclosed proxy card because the Board of Trustees of the Fund (the “Board”) is soliciting your proxy to vote at the Special Meeting. The Special Meeting will be held on October 18, 2024 at 10:30 a.m.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. You may complete, sign, and return the enclosed proxy card, submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet, as indicated on the proxy card.

As of August 23, 2024, the date for determining Shareholders entitled to vote at the Special Meeting (the “Record Date”), there were 29,391,450 of the Fund’s common shares of beneficial interest outstanding. If you owned shares on the Record Date, you are entitled to one vote for each whole share you owned as of that date, and any fractional share shall be entitled to a proportionate fractional vote. The Fund began mailing this Proxy Statement on or about September 23, 2024 to all Shareholders entitled to vote their shares at the Special Meeting.

Q2: What am I being asked to vote on at the Special Meeting?

A: At the Special Meeting, Shareholders are being asked to vote for the following proposals:

(1)	To approve the Advisory Agreement (as defined below) between the Fund and Bulldog Investors, LLP (Proposal 1).
(2)	To approve a change to the Fund’s investment objective to eliminate the secondary objective of capital appreciation (Proposal 2).
(3)	To approve changes to the Fund’s investment strategies to expand the types of investments the Fund may make to pursue its investment objective (Proposal 3).
(4)	To approve a change to the Fund’s non-fundamental policy regarding purchases of open-end funds (Proposal 4).
(5)	To approve the amendment to, or elimination of, the Fund’s current fundamental investment policies (includes five sub-proposals) as follows:
A.	To approve amendments to the current fundamental investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”), for the Fund as follows:
1.	To approve changes to the Fund’s fundamental policy regarding borrowing money and issuing senior securities to expand the Fund’s ability to borrow and issue senior securities (Sub-Proposal 5.A.1); and
2.
To approve changes to the Fund’s fundamental policy regarding purchases and sales of real estate to expand the Fund’s ability to invest in certain types of real estate related securities (Sub-Proposal 5.A.2); and

B.	To approve the elimination of the following current fundamental investment policies not required by the federal securities laws for the Fund, as detailed below, as follows:

1.	To approve the elimination of the Fund’s fundamental policy limiting purchases of restricted securities (Sub-Proposal 5.B.1);
2.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer (Sub-Proposal 5.B.2); and

3.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer (Sub-Proposal 5.B.3).

(6)
To approve an Amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for shareholder approval under certain circumstances (Proposal 6).

(7)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q3: What is the quorum requirement for the Special Meeting?

A: A quorum of Shareholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of at least thirty percent (30%) of the shares outstanding and entitled to vote on the Record Date will constitute a quorum. On the Record Date, there were 29,391,450 of the Fund’s shares outstanding and entitled to vote. Thus, 8,817,435 shares must be represented by Shareholders present at the Special Meeting or by proxy to have a quorum.  However, in order for Shareholders to approve certain Proposals included in this Proxy Statement, a greater amount of Shareholder participation is necessary. Approval of each of Proposals 1 and 5 (including five sub-proposals) requires the holders of more than 50% of the outstanding common shares to be present or represented by proxy at the Special Meeting.  Approval of Proposal 6 requires at least two thirds of the outstanding common shares to be present or represented by proxy at the Special Meeting. See the section entitled “Vote Required for Each Proposal” below.

The Special Meeting may be adjourned for any reason (including for the further solicitation of proxies) with respect to one or more matters by action of the chair of the Special Meeting.  Upon motion by the chair of the Special Meeting, any adjournment with respect to one or more matters must be approved by the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought.

Q4: Why am I being asked to vote on the Advisory Agreement?

A: The Investment Company Act of 1940, as amended (the “1940 Act”) requires that an investment advisory agreement be approved by both a majority of the trustees who are not “interested persons” of the Fund as such term is defined under the 1940 Act (the “Non-interested Trustees”) and “a majority of the outstanding voting securities,” as defined under the 1940 Act. Therefore, Shareholders are being asked to approve the Advisory Agreement with Bulldog. The Board believes that the approval of the Advisory Agreement will provide the benefits to the Fund discussed below. The Board, including all of the Non-interested Trustees, has approved the Advisory Agreement and believe it to be in the best interests of the Fund and its shareholders.

Q5: Why is the Fund currently internally managed?

A: The Fund’s current management structure was meant to be a temporary transitional arrangement when it was put in place. In fact, when the Investment Committee was initially established, it was not clear how long the Fund would continue to operate as a registered investment company. The current Board of Trustees of the Fund was elected after a proxy contest at the Fund’s 2018 annual shareholder meeting.  After such election, the Fund’s former investment adviser resigned in July 2018 and the Fund converted substantially all its investments to cash. In March 2019, the Fund repurchased approximately 57% of the Fund’s outstanding shares pursuant to a self-tender offer. In April 2019, the Board announced that it had formed a Transitional Investment Committee comprised of three Trustees (Andrew Dakos, Phillip Goldstein and Rajeev Das) that would be responsible for implementing the Fund’s investment strategy while the Board explored and effected strategic alternatives for the Fund.  At that time, an investment search committee of the Board was formed to explore potential acquisitions of controlling stakes in operating companies and other non-security investments, but the committee’s efforts did not bear fruit and, as a result, the Fund continued to operate as a closed-end fund. The investment search committee was subsequently disbanded and the Transitional Investment Committee was renamed the Investment Committee.

Q6: What are the benefits of the Advisory Agreement to the Fund and its Shareholders?

On December 8, 2023, the Strategic Planning Committee of the Board met and unanimously voted to recommend that the Board approve the Advisory Agreement. At a meeting of the Board held on June 14, 2024, the Board (including all of trustees who are Non-interested Trustees and who have no affiliation with Bulldog (such trustees, the “Unaffiliated Board”)) determined, after careful consideration and upon the recommendation of the Strategic Planning Committee, subject to approval of the Advisory Agreement by the Fund’s shareholders, to approve the Advisory Agreement. The Advisory Agreement must be approved by the Shareholders to become effective. The terms of the Advisory Agreement are set forth in “Board Consideration of the Approval of the Advisory Agreement” under Proposal 1 below.

After discussing and considering the Strategic Planning Committee’s recommendations, at its June 14, 2024 meeting, the Board, including the Unaffiliated Board, concluded that the retention of Bulldog, in light of its investment capabilities and track record (see “Board Consideration of the Approval of the Advisory Agreement” under Proposal 1 below), would benefit the Fund and its shareholders. Bulldog is an SEC-registered investment adviser that currently manages one other registered investment company and separately-managed accounts.

The Board, including the Unaffiliated Board, considered that the Fund will gain access to the senior management team of Bulldog. In evaluating potential benefits to the Fund and its shareholders, the Board also considered Bulldog’s organization, philosophy of management, historical performance and methods of operations, including the following specific considerations, among others:

•
Certain members of Bulldog’s personnel, as members of the Fund’s Investment Committee, have been providing similar services to the Fund since 2019 and would continue to do so upon the effectiveness of the Advisory Agreement.

•
The members of the Investment Committee have indicated that they are not willing to continue to serve on the Investment Committee indefinitely and the Unaffiliated Board agrees that internal management by a board committee is not a viable long-term structure for the Fund.

•	Bulldog’s experience and record in managing another publicly-traded registered closed-end fund.
•
Access to Bulldog’s sophisticated investment advisory platform and resources, and its extensive  experience in managing securities portfolios and with closed-end investment companies, as well as in identifying investment opportunities that have attractive risk reward characteristics.

•	Information showing that Bulldog is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

Q7: Under Bulldog’s management, will there be any changes to the individuals responsible for managing the Fund?

A:  No. The Fund is currently managed by an Investment Committee of the Board.  The trustees that make up the Investment Committee (Philip Goldstein, Andrew Dakos and Rajeev Das) are affiliated with Bulldog.  Mr. Goldstein and Mr. Dakos are principals of Bulldog and Mr. Das is Head of Trading at Bulldog. Upon the Advisory Agreement’s approval by the Shareholders, management of the Fund will shift from the Investment Committee to Bulldog, however Messrs. Goldstein, Dakos and Das, as personnel of Bulldog, will continue to be the individuals primarily responsible for managing the Fund.

Q8: Will the Fund’s expenses increase as a result of the Advisory Agreement?

A: Yes.   Pursuant to the Advisory Agreement, the Fund will pay Bulldog a monthly fee for the previous month at an annual rate of one percent (1.00%) of the Fund's average weekly total assets.  Assuming the Fund’s current assets under management stays the same or increases, this management fee will be greater than the Fund’s expenses for the members of the Investment Committee and trustees and officers of the Fund that are affiliated with Bulldog.  If the Advisory Agreement had been in place for the Fund’s fiscal year ended August 31, 2024, the Fund would have paid approximately $1,342,028 in management fees under the Advisory Agreement as opposed to the Fund’s aggregate expenses for such year for personnel of Bulldog for their role as members of the Investment Committee, trustees and/or officers (other than the chief compliance officer) of the Fund of $585,000.

Q9: Do any of the Fund’s trustees have an interest in the approval of the Advisory Agreement that is different from that of the Fund’s Shareholders generally?

A:  As described in this Proxy Statement under “Conflicts of Interests of Our Trustees and Officers in the Advisory Agreement”, three members of the Board are employed by Bulldog and have conflicts of interests in connection with the vote on the Advisory Agreement. As a result, they were not part of the Strategic Planning Committee. In addition, when the Board voted to approve the Advisory Agreement, such vote was made by the full Board and separately by the Unaffiliated Board (which did not include the three trustees that are affiliated with Bulldog).

Q10: Why are changes to the Fund’s investment objective, investment strategies and investment policies being proposed?

A:  Shareholders are also being asked to approve changes to the Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies.  At the June 14, 2024 Board meeting, the Board also considered and approved changes to the Fund’s investment objective, strategies and policies (the “Investment Changes”). The Investment Changes, which are more fully described under Proposals 2 through 5 below, will:

•	eliminate the Fund’s secondary investment objective of capital appreciation.
•
revise the investment strategies of the Fund to provide, among other things, that it invests primarily in income producing or dividend paying U.S. and non-U.S. investments, such as investment grade and below investment grade (high yield/high risk) debt securities, fixed or variable rate income securities, real estate investment trusts (REITs), convertible securities, preferred stocks, and dividend-paying common stocks, and securities or other assets that the adviser reasonably expects to lead to a liquidity event such as a self-tender offer, merger or liquidation, including a transaction with a special purpose acquisition company (SPAC).

•	revise the Fund’s non-fundamental policy regarding purchases of open-end funds to allow for investments in money market funds.
•	revise or delete certain fundamental policies of the Fund.

When the Board was elected in 2018, it inherited the Fund’s investment strategies and policies, which had been put in place by the Fund’s original board of trustees and adviser when the Fund was formed in 1987.  The Investment Committee, which has been managing the Fund’s investments since April 2019, believes: (i) the proposed update to the Fund’s investment objective serves to clarify that the Fund’s main objective is its current primary objective of seeking to provide shareholders with high current income; (ii) the proposed revisions to the Fund’s investment strategies will put the Fund in a better position to pursue its investment objective; and (iii) the proposed revision to the non-fundamental policy will benefit the Fund by giving it the flexibility to invest in money market funds if the circumstances call for such investments and (iv) the proposed revisions to, or deletions of, certain fundamental policies of the Fund will align such policies with the proposed investment strategies of the Fund and will give the Fund more flexibility to use leverage and to pursue its investment objective in changing markets.

Q11: Is Shareholder approval required to effect the Investment Changes?

A: The Investment Changes are set forth in Proposals 2 through 5 below.  The Sub-Proposals included under Proposal 5 propose changes to (or the elimination of) certain fundamental investment policies of the Fund. Shareholder approval is required in order to effect a change to (or elimination of) a fundamental investment policy of the Fund.  Proposals 2, 3 and 4 can be implemented by Board action alone and do not require Shareholder approval to be effective.  Nevertheless, the Board determined to include such changes as proposals for Shareholder approval at the Special Meeting in order to gauge Shareholder support for them.

Q12: Why is the Board recommending that the Fund’s Declaration of Trust be amended?

A: The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes a provision which requires that Shareholders be given the opportunity to vote on a proposal to convert the Fund from closed-end to open-end status if the Fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). This provision was included in the Fund’s original agreement and declaration of trust when the Fund was organized in 1987. The Fund’s shareholders overwhelmingly voted against converting to an open-end fund each of the four times this provision has been triggered in the Fund’s history. In view of this history, and the Investment Changes, the Board believes that it is in the best interests of the Fund and its Shareholders to remove this provision.

 Q13: How does the Board recommend that I vote with respect to the each of the Proposals?

A: The Board recommends that you vote “FOR” all Proposals.

Q14: What happens if the shareholders don’t approve one or all of the Proposals?

A: In the event that Proposal 1 is not approved by the Shareholders of the Fund, the Advisory Agreement will not take effect. The Board will consider such other actions as it determines to be in the best interests of the Fund and its Shareholders.

In the event that any of Proposal 2 (change to the investment objective), Proposal 3 (change to investment strategies) or Proposal 4 (change to the non-fundamental investment policy) is not approved by the shareholders, the change proposed by such unapproved Proposal will not take effect.  However, because the changes proposed by Proposals 2, 3 and 4 do not require shareholder approval, the Board may consider and approve any such change again in the future and implement it without shareholder approval if at the time of such consideration the Board believes such change is in the best interests of the Fund and its shareholders.

In the event that any of the Sub-Proposals included in Proposal 5 is not approved by the Shareholders, the change to (or elimination of) the fundamental investment policy being proposed in such Sub-Proposal will not be implemented, and the Fund will continue to be managed in accordance with such fundamental investment policy unamended.

In the event that Proposal 6 is not approved by the Shareholders, the proposed amendment to the Fund’s Amended and Restated Declaration of Trust will not take effect.

Q15: Will the Fund bear the costs associated with the Special Meeting?

A: Yes. The Fund will bear all costs associated with the Shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum, or to obtain sufficient votes to approve each Proposal, at the Special Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the transfer agent of the Fund and by dealers or their representatives. The Fund has also retained InvestorCom (the “Proxy Solicitor”) to assist in any additional proxy solicitation. The estimated cost of solicitation by the Proxy Solicitor is approximately $7,500. Under the agreement with the Proxy Solicitor, the Proxy Solicitor will be paid telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, and obtaining shareholders’ telephone numbers, and expenses incurred for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that the Proxy Solicitor shall be indemnified against certain liabilities and expenses, including liabilities that could arise under the federal securities laws.

Q16: How do I vote by proxy?

A: Please follow the instructions included on the enclosed proxy card.

Q17: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q18: May I revoke my proxy?

A: Yes. You can revoke any proxy card by (i) submitting a written notice of revocation to the Fund prior to the Special Meeting being convened, (ii) by properly executing and submitting a later-dated proxy, or (iii) by attending the Special Meeting and voting. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Q19: What if I do not specify how my shares are to be voted?

A: If you are a Shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted FOR the approval of all Proposals and in the discretion of the named proxies regarding any other matters properly presented for a vote at the Special Meeting. If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, your bank, brokerage firm or other nominee will not vote your shares on the Proposals contained herein.

Q20: Who can I contact if I have any questions?

A: If you have any questions about the Special Meeting, voting or your ownership of the Fund’s common shares, please contact the Proxy Solicitor:

InvestorCom
19 Old Kings Highway S.
Suite 130
Darien, CT 06820
(877) 972-0090

High Income Securities Fund
777 East Wisconsin Avenue, 4th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
September 16, 2024

Introduction

Special Meeting of Shareholders to be Held on October 18, 2024

This proxy statement (the “Proxy Statement”) is furnished to the Shareholders of High Income Securities Fund, a Massachusetts business trust (the “Fund”) in connection with the solicitation by the Fund’s Board of Trustees (the “Board”) of proxies to be used at the special meeting (the “Special Meeting”) of the Shareholders of the Fund to be held on October 18, 2024, at 10:30 a.m. This Proxy Statement and the related proxy card will first be mailed to Shareholders on or about September 23, 2024 and an electronic copy will be available at www.highincomesecuritiesfund.com.

We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the Internet or by telephone, and the Fund receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders and in the discretion of the named proxies regarding any other matters properly presented for a vote at the Special Meeting.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Purpose of Special Meeting

At the Special Meeting, you will be asked to vote on the following proposals:
(1)	To approve the Advisory Agreement (as defined below) between the Fund and Bulldog Investors, LLP (Proposal 1).
(2)	To approve a change to the Fund’s investment objective to eliminate the secondary objective of capital appreciation (Proposal 2).
(3)	To approve changes to the Fund’s investment strategies to expand the types of investments the Fund may make to pursue its investment objective (Proposal 3).
(4)	To approve a change to the Fund’s non-fundamental policy regarding purchases of open-end funds (Proposal 4).
(5)	To approve the amendment to, or elimination of, the Fund’s current fundamental investment policies (includes five sub-proposals) as follows:

A.	To approve amendments to the current fundamental investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”), for the Fund as follows:
1.	To approve changes to the Fund’s fundamental policy regarding borrowing money and issuing senior securities to expand the Fund’s ability to borrow and issue senior securities (Sub-Proposal 5.A.1); and
2.
To approve changes to the Fund’s fundamental policy regarding purchases and sales of real estate to expand the Fund’s ability to invest in certain types of real estate related securities (Sub-Proposal 5.A.2); and

B.	To approve the elimination of the following current fundamental investment policies not required by the federal securities laws for the Fund, as detailed below, as follows:
1.	To approve the elimination of the Fund’s fundamental policy limiting purchases of restricted securities (Sub-Proposal 5.B.1);
2.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer (Sub-Proposal 5.B.2); and

3.
To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer (Sub-Proposal 5.B.3).

(6)
To approve an Amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for shareholder approval under certain circumstances (Proposal 6).

(7)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

*The approval of each of the proposals is independent of approval of any other proposal.

Record Date and Voting Securities

You may vote your shares, in person or by proxy, at the Special Meeting only if you were a Shareholder of record at the close of business on August 23, 2024 (the “Record Date”). On the Record Date, there were 29,391,450 of the Fund’s common shares of beneficial interest outstanding. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Special Meeting.

Quorum Required

A quorum must be present at the Special Meeting for any business to be conducted. The presence, in person or by proxy, of Shareholders owning at least thirty percent (30%) of the shares outstanding and entitled to vote on the Record Date shall constitute a quorum for the transaction of business at the Special Meeting.  As of the Record Date, there were 29,391,450 shares of the Fund outstanding and entitled to vote thereon. Thus, 8,817,435 shares must be represented by Shareholders present at the Special Meeting or by proxy to have quorum. However, in order for Shareholders to approve certain Proposals included in this Proxy Statement, a greater amount of Shareholder participation is necessary. Approval of each of Proposals 1 and 5 (including five sub-proposals) requires the holders of more than 50% of the outstanding common shares to be present or represented by proxy at the Special Meeting.  Approval of Proposal 6 requires at least two thirds of the outstanding common shares to be present or represented by proxy at the Special Meeting. See the section entitled “Vote Required for Each Proposal” below.

Abstentions will be treated as shares present for quorum purposes. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the proposals contained herein, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement.

Submitting Voting Instructions for Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you must follow the voting instructions you receive from your bank, brokerage firm or other nominee. If you do not vote pursuant to such voting instructions, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement. Abstentions, however, will be counted for purposes of determining whether a quorum is present.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of common shares, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free or voting through the Internet by following the instructions set forth on the enclosed proxy card.

Revoking Your Proxy

You may revoke any proxy card by (i) submitting a written notice of revocation to the Fund prior to the Special Meeting being convened, (ii) by properly executing and submitting a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.  If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Vote Required for Each Proposal

Proposal 1 and Proposal 5 (five sub-proposals)

Approval of Proposal 1 (the investment advisory agreement between the Fund and Bulldog Investors, LLP (“Bulldog” and such investment advisory agreement, the “Advisory Agreement”)), as well as approval for each of the sub-proposals included in Proposal 5 (amendment to, or elimination of, certain of the Fund’s current fundamental investment policies), requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve Proposal 1 and each of the sub-proposals included in Proposal 5. For these purposes, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions for any of these proposals will have the effect of a vote against such proposal.

Proposals 2, 3 and 4

Approval of each of Proposal 2 (change to the Fund’s investment objective), Proposal 3 (changes to Fund’s investment strategies) and Proposal 4 (the Fund’s non-fundamental policy) requires the affirmative vote of a majority of the shares voted, in person or by proxy, at the Special Meeting.  Abstentions for any of these proposals will not be counted as shares voted and will have no effect on the result of the vote.

Proposal 6

Approval of Proposal 6 (amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust) requires the affirmative vote of two-thirds the outstanding common shares entitled to vote at the Special Meeting.  Abstentions for this proposal will have the effect of a vote against the proposal.

No Broker Discretion

Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the proposals contained in this Proxy Statement, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and if no instruction is provided for any proposal, your shares will not be counted as present for purposes of meeting the quorum requirement.

Additional Solicitation

If there are not enough votes to approve any of the proposals contained herein, the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Special Meeting, or the chairperson of the Board in consultation with the chairperson of the Strategic Planning Committee may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a Shareholder vote may be taken to approve any of the proposals contained herein prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Fund will bear the costs associated with the Shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by trustees, officers or employees of the Fund, Equiniti Trust Company, LLC, the stock transfer agent to the Fund, and U.S. Bancorp Fund Services, LLC, the administrator to the Fund. No additional compensation will be paid to trustees, officers or regular employees of the Fund for such services. The Fund has also retained InvestorCom to assist in the solicitation of proxies for a fee of approximately $7,500 plus reimbursement of certain out of pocket expenses, which will be paid by the Fund.

The Fund expects to disclose the voting results in a future filing with the SEC after they have been certified.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the proposals.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current trustee, the Fund’s executive officers, each person known to us to beneficially own 5% or more of our outstanding common shares, and our executive officers and trustees as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our common shares is based upon information (as of September 1, 2024) provided by Bloomberg L.P.

Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power. The address for all Trustees and officers of the Fund is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Non-interested Trustees (not affiliated with Bulldog)
Gerald Hellerman	42,467	*
Moritz Sell	37,521	*
Richard Dayan	5,400	*
Ben H. Harris	5,652	*

Trustees Affiliated with Bulldog
Andrew Dakos	105,138	*
Phillip Goldstein	259,546	*
Rajeev Das	4,204	*

Officers
Thomas Antonucci	0	N/A
Stephanie Darling	0	N/A

Trustees and Officers as a group	459,928	1.6%

Five Percent Owners(3)
None	N/A	N/A

 * Represents less than one percent.
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common shares since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common shares listed in this table.

(2)	Based on a total of 29,391,450 shares of the Fund’s common shares issued and outstanding as of the Record Date.
(3)	Based on the most recent information (as of September 1, 2024) provided by Bloomberg L.P.

Set forth below is the dollar range of equity securities of the Fund beneficially owned by each of our trustees as of the Record Date.

Name of Trustees	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Aggregate Dollar Range of Equity Securities In All Funds overseen by Trustee in Family of Investment Companies*

Non-interested Trustees (not affiliated with Bulldog)
Gerald Hellerman	Over $100,000	Over $100,000
Moritz Sell	Over $100,000	Over $100,000
Richard Dayan	$10,001 - $50,000	$10,001 - $50,000
Ben H. Harris	$10,001 - $50,000	$10,001 - $50,000

Trustees Affiliated with Bulldog
Andrew Dakos	Over $100,000	Over $100,000
Phillip Goldstein	Over $100,000	Over $100,000
Rajeev Das	$10,001 - $50,000	$10,001 - $50,000

* The Family of Investment Companies is comprised of only the Fund.

(1)	The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in the Fund is based on the closing price for our common shares of $6.68 on the Record Date on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Information about the Fund’s Administrator

The address of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, is 615 East Michigan Street, Milwaukee, WI 53202.

PROPOSAL 1

TO APPROVE THE ADVISORY AGREEMENT BETWEEN THE FUND AND BULLDOG INVESTORS, LLP

Background

The Fund is currently managed by an Investment Committee of the Fund’s Board of Trustees (the “Board”).  At the Special Meeting, Shareholders will vote on a proposal to approve an investment management agreement between the Fund and Bulldog Investors, LLP (“Bulldog” and such investment management agreement, the “Advisory Agreement”). If approved, the Fund will cease to be managed by the Investment Committee and will instead be managed by Bulldog pursuant to the Advisory Agreement.

In September 2023, the Board established a Strategic Planning Committee, to consider, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions are warranted. The Strategic Planning Committee was comprised of trustees of the Board who were neither (i) “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act” and such trustees, the “Non-interested Trustees”) nor (ii) affiliated with Bulldog. After a process which included a request for proposal from Bulldog and follow up requests and a meeting with Bulldog representatives, the Strategic Planning Committee recommended that the Board approve an advisory agreement with Bulldog pursuant to which Bulldog would serve as the Fund’s external investment adviser.

At a meeting of the Board held on June 14, 2024, the Board, including those Non-Interested Trustees that were not affiliated with Bulldog (the “Unaffiliated Board”) determined, after careful consideration and upon the recommendation of the Strategic Planning Committee, subject to approval of the Advisory Agreement by the Shareholders, to approve the Advisory Agreement. The Advisory Agreement must be approved by Shareholders to become effective.

The Board, including the Unaffiliated Board, has unanimously approved the Advisory Agreement and believes it to be in the best interests of the Fund and its Shareholders. Shareholders are being asked to approve the Advisory Agreement between the Fund and Bulldog. The material terms and conditions of the Advisory Agreement are set forth below.

If Proposal 1 is not approved by the Fund’s Shareholders, the Board will consider such other actions as it determines to be in the best interests of the Fund and Shareholders. The members of the Investment Committee have indicated that they are not willing to continue to serve on the Investment Committee indefinitely and the Unaffiliated Board agrees that internal management by a committee is not a viable long-term structure for the Fund.  Thus, if Proposal 1 is not approved, the Board may determine to seek the approval of an investment management agreement with a firm other than Bulldog.

Benefits of the Advisory Agreement

The Board, including the Unaffiliated Board, concluded that the retention of Bulldog, in light of its investment capabilities and track record, would benefit the Fund and its Shareholders. Founded in 2009, Bulldog is an SEC-registered investment adviser that currently manages one other registered investment company and separately-managed accounts.

The Board considered that the Fund will gain access to the senior management team of Bulldog. In evaluating potential benefits to the Fund and its Shareholders, the Board also considered Bulldog’s organization, philosophy of management, historical performance and methods of operations, including the following specific considerations, among others:

•
Certain members of Bulldog’s personnel, as members of the Fund’s Investment Committee, have been providing similar services to the Fund since 2019 and would continue to do so upon the effectiveness of the Advisory Agreement.

•
The members of the Investment Committee have indicated that they are not willing to continue to serve on the Investment Committee indefinitely and the Unaffiliated Board agrees that internal management by a board committee is not a viable long-term structure for the Fund.

•	Bulldog’s experience and record in managing another publicly-traded registered closed-end fund.
•
Access to Bulldog’s sophisticated investment advisory platform and resources, and its extensive  experience in managing securities portfolios and with closed-end investment companies, as well as in identifying investment opportunities that have attractive risk reward characteristics.

•	Information showing that Bulldog is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

Summary of the Advisory Agreement

The following description of the terms of the Advisory Agreement is only a summary of its material terms. The form of Advisory Agreement is attached hereto as Appendix A and should be referred to for the specific terms of the Advisory Agreement.

Upon approval by the Shareholders in the manner required by the 1940 Act, it is expected that the Advisory Agreement will be immediately effective. The Advisory Agreement will remain in effect for a period of two (2) years from the date it is effective, unless sooner terminated. After the initial two-year period, continuation of the Advisory Agreement from year-to-year is subject to annual approval by the full Board, and separately by the Non-interested Trustees.

Services to be Performed. Pursuant to the Advisory Agreement, Bulldog will provide overall investment management services for the Fund, and in connection therewith (i) supervise the Fund’s investment program, including advising and consulting with the Board regarding the Fund’s overall investment strategy; (ii) make, in consultation with the Board, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund’s assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.

 Expenses. The Advisory Agreement provides that (i) the Fund will be responsible for all of the Fund’s expenses and liabilities and (ii) Bulldog will bear all expenses arising out of its duties thereunder. The Fund is not aware of other circumstances that are reasonably likely to impair the financial ability of Bulldog to fulfill its commitment to the Fund under the Advisory Agreement. The Fund will not be responsible for fees of any officers (other than the chief compliance officer) and/or trustees of the Fund who are affiliated with Bulldog.

Limitation of Liability. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard for its obligations and duties thereunder (“disabling conduct”), Bulldog will not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the rendering of the services contemplated thereunder. In addition, under the Advisory Agreement, the Fund, under certain circumstances, will indemnify Bulldog against, and hold it harmless from, any and all losses, claims damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by Bulldog.

Duration and Termination. Subject to Shareholder approval, the Advisory Agreement will have a term beginning on or about the date of such Shareholder approval and ending two years from that date, and, thereafter, will continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by (i) a majority of the members of the Board who are not parties to the Advisory Agreement or “interested persons” of any such party, and (ii) the Board or the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated, without penalty, on sixty (60) days’ notice, by (x) the Board, (y) a vote of the holders of a majority of the outstanding voting securities of the Fund or (z) by Bulldog. In addition, the Advisory Agreement will automatically be terminated in the event of its assignment (as defined in the 1940 Act).

Advisory Fees. Pursuant to the Advisory Agreement, the Fund will pay Bulldog a monthly fee at an annual rate of one (1.00%) percent of the Fund's average weekly total assets.

 Soft Dollar Arrangements. Pursuant to the Advisory Agreement, Bulldog will be authorized, in connection with the purchase and sale of the Fund’s portfolio services, to employ such dealers and brokers as may, in the judgment of Bulldog, implement the policy of the Fund to obtain the best results. Consistent with this policy, Bulldog will be authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by Bulldog to be useful or valuable to the performance of its investment advisory functions for the Fund. In these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by Bulldog. The expenses of Bulldog will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to Bulldog by brokers who effect securities transactions for the Fund may be used by Bulldog in servicing other investment companies and accounts that it manages. Similarly, research services furnished to Bulldog by brokers who effect securities transactions for other investment companies and accounts that Bulldog manages, if any, may be used by Bulldog in servicing the Fund. Not all of these research services are used by Bulldog in managing any particular account, including the Fund.

Fees and Expenses

The purpose of the tables below is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly under the Advisory Agreement in comparison to the existing costs and expenses of the Fund.

Annual Expenses (as a percentage of net assets attributable to the Shares)	Current Expenses(1)	Pro Forma Expenses(1)
Management fees	0.00%(2)	1.00%
Interest Payments on Borrowed Funds	None	None
Other expenses(3)	1.14%(2)(4)	0.70%(4)
Acquired Fund fees and expenses(5)	3.82%	3.82%
Total Annual Expenses	4.96%	5.52%

(1)	Current Expenses and Pro Forma Expenses are based on net assets of the Fund as of August 31, 2024.
(2)
The Fund currently does not pay a management fee. The Fund’s assets are managed by the Investment Committee. The members of the Investment Committee are currently compensated by the Fund, which compensation is included in the “Other Expenses” row of the “Current Expenses” column.

(3)
“Other Expenses” shown for the “Current Expenses” column are based on the Fund’s expenses for the fiscal year ended August 31, 2024. “Other Expenses” shown for the “Pro Forma Expenses” column are estimated based on the Fund’s expenses for the fiscal year ended August 31, 2024.

(4)
Fees paid to the Investment Committee and fees paid to trustees and officers of the Fund who are affiliated with Bulldog are included as “Other Expenses” in the “Current Expenses” column, but such fees (other than Chief Compliance Officer compensation) are excluded from “Other Expenses” in the “Pro Forma Expenses” column.

(5)
The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

Example 1 (Based on Current Expenses)

The following Example shows the amount of the expenses that an investor in the Fund would bear on a $1,000 investment that is held for the different time periods in the table based on the Fund’s current expenses shown above. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$50	$149	$248	$497

Example 2 (Based on Pro Forma Expenses)

The following Example shows the amount of the expenses that an investor in the Fund would bear on a $1,000 investment that is held for the different time periods in the table based on the Fund’s pro forma expenses shown above. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$55	$164	$272	$538

Fees Paid by the Fund to Bulldog & Its Affiliates

Certain personnel of Bulldog currently serve as trustees and officers of the Fund and receive compensation from the Fund for such service.  During the fiscal year ended August 31, 2024, the aggregate amount paid to Bulldog personnel (other than the Fund’s chief compliance officer) for these services was $585,000, or 0.44% (as a percentage of net assets attributable to the Shares).  As noted above, the Investment Committee of the Board will be disbanded upon the effective date of the proposed Advisory Agreement.  In addition, upon the effective date of the proposed Advisory Agreement, any personnel of Bulldog who serve as a trustee or officer of the Fund will no longer receive compensation from the Fund for such services, except for the Fund’s chief compliance officer, who also serves as Bulldog’s chief compliance officer (the compensation paid to the Fund’s chief compliance officer will continue to be approved by the Board, including a majority of the Non-interested Trustees, and paid by the Fund). Because the management fee rate to be paid by the Fund under the proposed Advisory Agreement (1.00%) is greater than the expense percentage of the compensation currently paid by the Fund to such Bulldog personnel (0.44%), it is anticipated that entering into the proposed Advisory Agreement will increase the Fund’s expenses. The Board, including the Unaffiliated Board, considered this factor (among others) when it approved the Advisory Agreement.  See “Board Consideration of the Approval of the Advisory Agreement – Fees and Expenses” below.

Board Consideration of the Approval of the Advisory Agreement

When the current Board was elected in 2018, the Fund’s investment adviser at the time resigned and a Board committee was established to manage the Fund’s assets while the Board considered various strategic options for the Fund.  The Board eventually determined not to pursue such options at the time and the Fund continued to be a closed-end fund managed by an investment committee of the Board. In September 2023, the Board established a Strategic Planning Committee, to consider, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions are warranted. The Strategic Planning Committee ultimately decided to request that Bulldog submit a proposal to provide investment management services to the Fund. After careful consideration of Bulldog’s proposal, the Strategic Planning Committee recommended that the Board approve an investment advisory agreement between the Fund and Bulldog.

 Outlined below are the key events leading up to the Board, including the Unaffiliated Board, unanimously voting to approve both the selection of Bulldog as the Fund’s investment adviser and the Advisory Agreement.

On August 9, 2023, the Unaffiliated Board met in an ad hoc executive session to discuss potential structural changes and other strategic options regarding the Fund.

On September 13, 2023, the Strategic Planning Committee, comprised of the Unaffiliated Board members, was formally established and charged with considering, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions were warranted.

On September 13, 2023, the Strategic Planning Committee met and, with the assistance of independent counsel, commenced a process to identify investment advisory firms in addition to Bulldog that could be candidates to serve as the Fund’s external investment adviser. After the Strategic Planning Committee did not identify any such additional potential candidates, on October 12, 2023, the Strategic Planning Committee solicited a request for proposal (“RFP”) from Bulldog to provide investment advisory and related services to the Fund.

From mid-October 2023 to December 8, 2023, the Strategic Planning Committee met multiple times and reviewed the written RFP response materials provided by Bulldog.  In addition, during this time, the Strategic Planning Committee requested additional information from Bulldog which was provided and the Strategic Planning Committee met with representatives of Bulldog to discuss their RFP response materials.

On December 8, 2023, the Strategic Planning Committee met with independent counsel, and, after further deliberations, unanimously voted to recommend that the Board approve the selection of Bulldog to be the investment adviser to the Fund and to approve the Advisory Agreement, subject to approval by Shareholders.

At the Board meeting on June 14, 2024, the Strategic Planning Committee reiterated its recommendation that the Board approve the selection of Bulldog to be the investment adviser to the Fund and to approve the Advisory Agreement, subject to approval by Shareholders. The Board members, including the Unaffiliated Board members, reviewed and considered the proposed form of the Advisory Agreement, Bulldog’s written RFP response materials and a memo from Bulldog updating such RFP response materials where applicable, all of which were distributed in advance of the meeting. In addition, Bulldog representatives attended the meeting and answered questions regarding Bulldog’s capabilities and its plans for management of the Fund. The Board also received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board, including the Unaffiliated Board, under the 1940 Act, in approving advisory contracts.

After discussion and considering the Strategic Planning Committee’s recommendation, the Board, including the Unaffiliated Board, unanimously voted to approve both the selection of Bulldog as the Fund’s investment adviser and the Advisory Agreement, and recommended that Shareholders approve the Advisory Agreement.

Matters considered by the Board, including the Unaffiliated Board, included, among others, the following:

Nature, Extent and Quality of Service. The Board considered the nature, extent and quality of services proposed to be provided to the Fund under the Advisory Agreement.  The Board discussed the specific responsibilities to be provided by Bulldog in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Bulldog. The Board considered that the Board’s Investment Committee, which currently manages the Fund’s portfolio, is comprised of Bulldog personnel and such personnel are expected to continue to provide the portfolio management services to the Fund upon the effectiveness of the Advisory Agreement.  The Board noted Bulldog’s experience with respect to managing a registered closed-end fund and separately managed accounts. The Board considered the written information provided by Bulldog and the information presented orally at each of the Strategic Planning Committee and Board meetings held where Bulldog representatives were present, including information with respect to its anticipated profitability, compliance program, insurance arrangements, personnel and portfolio management, risk management policies, brokerage allocation and soft dollar practices. The Board also considered the operational strength of Bulldog as well as the favorable history, reputation, qualification and background of Bulldog and the qualifications of its personnel and financial condition. The Board concluded that Bulldog had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were expected to be satisfactory and reliable.

Performance.         In considering the Fund’s anticipated performance under the Advisory Agreement, the Board considered that the members of the Investment Committee that have managed the Fund’s portfolio since April 2019 are personnel of Bulldog and are expected to continue to manage the Fund’s portfolio upon the effective date of the Advisory Agreement. The Board also considered that it regularly reviews and discusses data prepared by the Investment Committee comparing the Fund’s performance with the performance of the ICE BofA Merrill Lynch 6 Month Treasury Bill Index throughout the year. The Board concluded that Bulldog is expected to continue to provide the Fund with the same level of performance as the Investment Committee has provided the Fund in the past.

Fees and Expenses. The Board considered information provided by Bulldog regarding fees paid by other comparable closed-end funds and the advisory fee to be paid to Bulldog pursuant to the Advisory Agreement. The Board considered that, because the Fund has been managed by the Investment Committee of the Board, the advisory fee payable to Bulldog under the Advisory Agreement would increase the expenses of the Fund; however, such increase would be offset somewhat by the elimination of certain Fund expenses upon the Advisory Agreement’s effectiveness, including the fees paid to the Investment Committee and to the trustees and certain officers of the Fund who are personnel of Bulldog.  In addition, the Board, including the Unaffiliated Board, considered that the Fund’s internal management by the Investment Committee would eventually need to be replaced as the members of the Investment Committee have indicated that they are not willing to continue to serve on the Investment Committee indefinitely. After discussion, the Board concluded that the advisory fee to be paid to Bulldog by the Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Economies of Scale.  The Board considered whether Bulldog would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from issuing additional shares. As such, the Board concluded that economies of scale were not a consideration at this time but that the Board would consider whether economies of scale exist in the future.

Profitability. Bulldog provided the Board with a summary and analysis of Bulldog’s anticipated costs and profitability with respect to the management of the Fund for the first twelve-month and first twenty-four-month periods. The Board was satisfied with Bulldog’s estimates regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Fund. The Board concluded that Bulldog’s projected profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Bulldog and its affiliates from their association with the Fund. The Board considered that Bulldog anticipated no other sources of income or benefit in connection with managing the Fund.

Conclusion. The Strategic Planning Committee requested and received such information from Bulldog as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, to consider and weigh all relevant factors, and to recommend to the Board that the Advisory Agreement was in the best interests of the Fund and its Shareholders. The Board, including the Unaffiliated Board, considered the Strategic Planning Committee’s recommendation to approve the Advisory Agreement and determined that approval of the Advisory Agreement was in the best interests of the Fund and its Shareholders. In considering the approval of the Advisory Agreement, the Board, including the Unaffiliated Board, considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the closed-end fund industry. No Board member identified any one factor as determinative, and different members of the Board may have given different weight to different individual factors and related conclusions.

After these deliberations, on June 14, 2024, the Board, including the Unaffiliated Board, approved the Advisory Agreement between Bulldog and the Fund as in the best interests of the Fund and its Shareholders. The Board then directed that the Advisory Agreement be submitted to the Fund’s Shareholders for approval with the Board’s recommendation that Shareholders vote to approve the Advisory Agreement.

Information Regarding Bulldog

Bulldog Investors, LLP is a Delaware limited liability partnership formed in 2009 for the purpose of providing investment advisory and management services. Its managing partners are Phillip Goldstein and Andrew Dakos. Bulldog serves as the investment adviser to Special Opportunities Fund, Inc., a registered investment company (“SPE”) and  separately-managed  accounts.   As  of  July  31,  2024, Bulldog  managed approximately $324 million  on  a  discretionary basis.  Bulldog does not manage client assets on a non-discretionary basis. Additional information about Bulldog is set forth in Bulldog’s Form ADV.

The following chart sets forth the name, address and principal occupation of the senior professionals of Bulldog:

Name*	Principal Occupation
Phillip Goldstein	Co-Founder and Principal
Andrew Dakos	Principal
Rajeev Das	Head of Trading
*The address of each individual listed is Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663.

Upon the effective date of the Advisory Agreement, Phillip Goldstein, Andrew Dakos and Rajeev Das will serve as the Fund’s portfolio managers and will have sole investment and dispositive control over the Fund’s portfolio as of the effective date of the Advisory Agreement and over all other new investments.

Phillip Goldstein is a co-founder of Bulldog.  Mr. Goldstein co-founded Bulldog’s predecessor firm in 1993 and is a Principal of Bulldog and its lead investment strategist. Mr. Goldstein is also a Principal of Ryan Heritage, LLP, an SEC-registered investment adviser. Widely acclaimed as one of the foremost experts in closed-end fund investing and in using activist techniques to enhance investment returns, he has appeared on and been interviewed by numerous business shows and publications, including CNBC, Forbes and Fortune Magazine. Mr. Goldstein plays a key role in implementing the firm’s activist strategies and, in this capacity, has served as a director of a number of closed-end funds in which Bulldog clients maintain a strategic position. He is currently a director of the Mexico Equity and Income Fund Inc., Special Opportunities Fund, Inc., Brookfield DTLA Fund Office Trust Investor Inc., Swiss Helvetia Fund, Inc., and BNY Mellon Municipal Income, Inc., and is a trustee of the Fund. Mr. Goldstein graduated from the University of Southern California in 1966 with a Bachelor of Engineering degree and from City College, New York in 1968 with a Master of Engineering degree.

Andrew Dakos joined Bulldog in 1999 and serves as a Principal of the firm. Together with co-founder Phil Goldstein, he manages the firm’s investment strategy. Mr. Dakos is also a Principal of Ryan Heritage, LLP, an SEC-registered investment adviser. He is an acknowledged authority on value investing who has been a featured speaker at industry forums, appeared as a guest on respected news source CNBC, and been quoted in investment publications such as The Investor’s Guide to Closed-End Funds and Value Investor Insight. Mr. Dakos serves as a director/trustee of Special Opportunities Fund, Inc., Swiss Helvetia Fund, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., BNY Mellon Municipal Income, Inc., and the Fund. He also serves as President of Special Opportunities Fund, Inc., Swiss Helvetia Fund, Inc., and the Fund. Mr. Dakos received his undergraduate degree from the University of Delaware in 1988 with a BS in Business Administration.

Rajeev Das joined the Bulldog in 1997 and serves as the firm’s Head of Trading. Mr. Das also serves as Head of Trading for Ryan Heritage, LLP, an SEC-registered investment adviser.  On behalf of Bulldog, Mr. Das is currently a director of the Mexico Equity and Income Fund Inc. and a trustee of the Fund. He also serves as Vice-President of Special Opportunities Fund, Inc., and Secretary of Swiss Helvetia Fund. Mr. Das is a Chartered Financial Analyst (CFA). He received a BA in Economics from the University of Bombay in 1989 and an MA in Economics from New York University in 1999.

Other Funds Advised by Bulldog

Bulldog acts as investment adviser for Special Opportunities Fund, Inc., a registered investment company Please see the following information about Special Opportunities Fund, Inc.:

Name of the Fund	Size of Fund (Total Assets Under Management) as of July 31, 2024	Bulldog’s Management Fee Rate (1)
Special Opportunities Fund, Inc. (“SPE”)	$227,530,496	1.00%

(1) Bulldog’s management fee from SPE is the same as the management fee proposed to be paid by the Fund to Bulldog under the Advisory Agreement, which is a monthly fee at an annual rate of one (1.00%) percent of the applicable fund's average weekly total assets.

Principal Executive Offices

The principal executive office of Bulldog is Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663.

Required Vote

Approval of this Proposal 1 requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve the Advisory Agreement. For purposes of approval of the Advisory Agreement, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Implementation of this Proposal 1 is not contingent upon Shareholder approval of any other Proposal.

Conflicts of Interests of Certain Trustees and Officers in the Advisory Agreement

Three members of the Board, Phillip Goldstein, Andrew Dakos and Rajeev Das, are employed by Bulldog and have conflicts of interests in connection with the vote on the Advisory Agreement. As a result, they were not part of the Strategic Planning Committee. In addition, when the Board voted to approve the Advisory Agreement, such vote was made by the full Board and separately by the Unaffiliated Board (which does not include Messrs. Goldstein, Dakos and Das).

Each of Gerald Hellerman, Moritz Sell, Richard Dayan, and Ben H. Harris was nominated for election to the Board by Bulldog in its proxy contest at the Fund’s 2018 annual meeting. They are not “interested” (as such term is defined in the 1940 Act) in either Bulldog or the Fund. None of these individuals is or was employed by Bulldog, receives any compensation from Bulldog, or is otherwise affiliated with Bulldog. They serve on the Strategic Planning Committee and are the trustees that make up the Unaffiliated Board.

The Fund recently conducted a rights offering which expired on August 9, 2024.  Pursuant to such rights offering, the Fund issued 11,859,975 shares in fulfillment of subscription requests at a subscription price of $6.48 per share, for a total offering of $76,852,638.  As previously disclosed in the rights offering documents, the Board intends to authorize a self-tender offer by the Fund to commence after the Special Meeting which will be at a price of at least 98% of NAV for at least (a) 90% of the number of shares issued in the rights offering (10,673,978 shares) if each of Proposal 1, 2, 3, 4 and 5 (including five sub-proposals) is approved by the  Shareholders at the Special Meeting, or (b) 60% of the number of shares issued in the rights offering (7,115,985 shares) if any of the proposals listed in clause (a) are not approved by the Shareholders at the Special Meeting. The foregoing does not constitute a tender offer or an offer to purchase the shares of any shareholder. Any such offer will be made pursuant to separate tender offer materials complying with the requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13e-4 thereunder. Investment funds managed by Bulldog may subscribe to such tender offer; however, while the investment funds managed by Bulldog could benefit from the tender offer, their right to participate will be the same as every other shareholder, i.e., in strict proportion to their ownership interest in the Fund. The Fund believes that all shareholders will benefit from the tender offer, and does not believe that the tender offer results in a conflict of interest.

THE BOARD, INCLUDING THE UNAFFILIATED BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY AGREEMENT BETWEEN THE FUND AND BULLDOG

PROPOSAL 2

TO APPROVE A CHANGE TO THE FUND’S INVESTMENT OBJECTIVE TO ELIMINATE THE SECONDARY OBJECTIVE OF CAPITAL APPRECIATION

At a meeting held on June 14, 2024, the Board unanimously approved, and recommends that Shareholders approve, the change to the Fund’s investment objective set forth below. The Board’s approval was based on the recommendation of the Investment Committee of the Board, which has managed the Fund’s portfolio since April 2019.  The proposed change to the Investment Objective eliminates the Fund’s current secondary objective of capital appreciation. The Investment Committee of the Board, which has managed the Fund’s portfolio since April 2019, believes the proposed Investment Objective clarifies that the Fund’s current primary objective of seeking to provide shareholders with high current income is its main objective.  The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders.

Current Investment Objective	Proposed Investment Objective
The Fund’s current investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objective will be achieved.

The Fund’s investment objective is to seek to provide shareholders with high current income.  In accordance with this investment objective, the Fund will seek to generate sufficient cash from interest, dividends and other distributions, and liquidity events such as self-tender offers, mergers or liquidations from portfolio securities to enable the Fund to make high monthly distributions to shareholders. The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to shareholders. There can be no assurance that the Fund’s objective will be achieved.

A vote in favor of Proposal 2 constitutes a vote in favor of replacing the Fund’s current Investment Objective with the proposed Investment Objective set forth above. This change to the Fund’s Investment Objective can be made by the Board without Shareholder approval.  Nevertheless, the Board determined to seek Shareholder approval of this change in order to gauge Shareholder support for it.

Required Vote

Pursuant to Article V, Section 3 of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), approval of Proposal 2 requires the affirmative vote of a majority of the shares voted, in person or by proxy, at the Special Meeting.  Implementation of this Proposal 2 is not contingent upon Shareholder approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE CHANGE TO THE FUND’S INVESTMENT OBJECTIVE TO ELIMINATE THE SECONDARY OBJECTIVE OF CAPITAL APPRECIATION

PROPOSAL 3

TO APPROVE CHANGES TO THE FUND’S INVESTMENT STRATEGIES TO EXPAND THE TYPES OF INVESTMENTS THE FUND MAY MAKE TO PURSUE ITS INVESTMENT OBJECTIVE

At a meeting held on June 14, 2024, the Board unanimously approved, and recommends that Shareholders approve, changes to the Fund’s investment strategies set forth below. The Board’s approval was based on the recommendation of the Investment Committee of the Board, which has managed the Fund’s portfolio since April 2019.  The Investment Committee believes the proposed Investment Strategies will put the Fund in a better position to pursue its investment objective whether the Fund continues to be managed by the Investment Committee or becomes managed by Bulldog pursuant to the Advisory Agreement described in Proposal 1. The Proposed Investment Strategies expand the type of income producing or dividend paying investments the Fund can invest in. The changes to the investment strategies include, among other things:
•	the removal of the requirement that the Fund invest at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks;
•	the addition of the ability of the Adviser to seek to influence the management of a company the Fund is invested in to take actions to increase the market value of such company’s securities; and
•	the addition of the ability of the Fund to employ leverage through debt or issuance of senior securities.

Current Investment Strategies	Proposed Investment Strategies
The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies. In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio. The Fund may hold fixed income securities with any maturity or duration.

Under normal circumstances, the Fund will invest primarily in income producing or dividend paying U.S. and non-U.S. investments, such as investment grade and below investment grade (high yield/high risk) debt securities, fixed or variable rate income securities, real estate investment trusts (REITs), convertible securities, preferred stocks, and dividend-paying common stocks, and securities or other assets that the Adviser reasonably expects to lead to a liquidity event such as a self-tender offer, merger or liquidation, including a transaction with a special purpose acquisition company (SPAC). The Fund’s investments may be indirect through investments in entities such as REITs, closed-end funds, exchange-traded funds (ETFs) and business development companies (BDCs). To a lesser extent, the Fund may invest in various types of derivatives, including futures, options, credit default swaps, total return swaps and repurchase agreements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

In making investment determinations for the Fund, the Adviser seeks investments that are expected to generate sufficient income (through dividends, distributions, or realized capital gains) to meet the Fund’s managed distribution policy. The Adviser seeks investments for the Fund that, at the time of purchase, pay regular dividends or distributions or, in the Adviser’s assessment, are likely to pay dividends or distributions in the foreseeable future or otherwise have a foreseeable liquidity event.

The Fund may hold fixed or variable rate income securities with any maturity or duration. The Fund may liquidate positions in order to change its asset allocation or to generate cash to invest in more attractive opportunities, which may result in a portion of any net capital gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of a portfolio asset or its issuer may cause the Adviser to sell it. This may result in a high rate of portfolio turnover.

When advisable, the Adviser may seek to influence the management of a company the Fund is invested in (a “Portfolio Company”) to take actions to increase the market  value of such Portfolio Company’s securities, e.g., by repurchasing such securities, paying a special dividend, or by considering restructuring actions, such as selling or liquidating the Portfolio Company.

 The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund intends to invest substantially all of its assets to meet its investment objective. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

 The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.

From time to time, the Fund may employ leverage through debt or issuance of senior securities when the Adviser and the Board deems it prudent and beneficial to do so.

The Investment Committee advised the Board that it does not expect the Fund’s risk profile will be materially impacted if the Proposed Investment Strategies are implemented.  Upon the implementation of the Proposed Investment Strategies, the Fund will continue to be subject to the current principal risks of the Fund, with the addition of the following risks:

	Current Risk Disclosure	Risk Disclosure Upon Implementation of Proposed Investment Strategies
Leverage Risk
Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

The Fund may borrow money, or issue debt or preferred stock. Since the holders of the Fund’s common shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of the Fund’s common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return for common shareholders. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in underlying funds and SPACs to the extent an underlying fund or SPAC uses leverage.

Business Development Company (BDC) Risk	None
BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the Fund invests in shares of a BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Real Estate Investment Trust (REIT) Risk	None
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Derivatives Risk	None
Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

A vote in favor of Proposal 3 constitutes a vote in favor of replacing the Fund’s current Investment Strategies with the proposed Investment Strategies set forth above. These changes to the Fund’s Investment Strategies can be made by the Board without Shareholder approval.  Nevertheless, the Board determined to seek Shareholder approval of these changes in order to gauge Shareholder support for them.

Required Vote

Pursuant to Article V, Section 3 of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), approval of Proposal 3 requires the affirmative vote of a majority of the shares voted, in person or by proxy, at the Special Meeting.  Implementation of this Proposal 3 is not contingent upon Shareholder approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE CHANGES TO THE FUND’S INVESTMENT STRATEGIES TO EXPAND THE TYPES OF INVESTMENTS THE FUND MAY MAKE TO PURSUE ITS INVESTMENT OBJECTIVE

PROPOSAL 4

TO APPROVE CHANGES TO THE FUND’S NON-FUNDAMENTAL POLICY REGARDING PURCHASES OF OPEN-END FUNDS

The Fund currently has a non-fundamental investment policy, which provides that it “may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers’ commissions.” At a meeting held on June 14, 2024, upon the recommendation of the Investment Committee, the Board unanimously approved, and recommends that Shareholders approve, a change to this non-fundamental policy to allow the Fund to invest in money market funds.  The Board believes this change will benefit the Fund by giving it the flexibility to invest in money market funds if the circumstances call for such investments.  If approved by the Shareholders, the Fund’s non-fundamental policy regarding purchases of open-end funds will be revised by adding the underlined and bolded text below:

The Fund may not invest in the securities of registered open-end investment companies, except (i) the Fund may invest in money market funds or (ii) as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

A vote in favor of Proposal 4 constitutes a vote in favor of revising the Fund’s non-fundamental policy regarding purchases of open-end funds as set forth above. This change to the Fund’s non-fundamental policy regarding purchases of open-end funds can be made by the Board without Shareholder approval.  Nevertheless, the Board determined to seek Shareholder approval of this change in order to gauge Shareholder support for it.

Required Vote

Pursuant to Article V, Section 3 of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), approval of Proposal 4 requires the affirmative vote of a majority of the shares voted, in person or by proxy, at the Special Meeting.  Implementation of this Proposal 4 is not contingent upon Shareholder approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHANGES TO THE FUND’S NON-FUNDAMENTAL POLICY REGARDING PURCHASES OF OPEN-END FUNDS

PROPOSAL 5

TO APPROVE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND AND THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 5.A.1 THROUGH 5.A.2 and 5.B.1 THROUGH 5.B.3)

At a meeting held on June 14, 2024, upon the recommendation of the Investment Committee, the Board unanimously approved the amendments to certain of the Fund’s fundamental investment policies and the elimination of certain fundamental investment policies of the Fund, in order to increase the investment flexibility of the Fund and to simplify and modernize the policies to conform to changes in the law.

Some of the Fund’s fundamental investment policies are more restrictive than the 1940 Act requires. In addition,  changes to certain of the Fund’s fundamental investment policies are proposed in order to provide the Fund the ability to respond to favorable future legal, regulatory, market or technical changes to the full extent allowed by the 1940 Act. While increased flexibility may mean that the Fund will be subject to greater risk, the Board, based on the information provided by the Investment Committee, does not believe these amendments will cause a material change in the overall risk profile of the Fund or reflect a departure from either (i) the current investment objective of the Fund and the current investment strategies of the Fund or (ii) the proposed investment objective set forth in Proposal 2 above and the proposed investment strategies of the Fund set forth in Proposal 3 above.

A vote in favor of a Sub-Proposal set forth below constitutes a vote in favor of revising (or deleting) the Fund’s non-fundamental policy regarding purchases of open-end funds as set forth in such Sub-Proposal. It is anticipated that each Sub-Proposal that is approved by Shareholders will become effective immediately.

Under the 1940 Act, a fund must disclose whether it has a policy regarding, among other things:

•	borrowing money;
•	issuing senior securities;
•	underwriting securities issued by other persons;
•	purchasing and selling real estate;
•	purchasing and selling commodities;
•	making loans to other persons; and
•	concentrating investments in a particular industry or group of industries.

These policies are fundamental and may not be changed without approval of the fund shareholders. A fund may designate other policies as fundamental. The Fund currently has both required and non-required fundamental policies. The Fund’s current fundamental investment policies are as follows:

The Fund may not:

1.
Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

2.
Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3.	Purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the Fund’s net assets.

4.
Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

5.	Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options.

6.	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.

7.
With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

8.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

9.
Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

If all of the Sub-Proposals below are approved by the Shareholders, the Fund’s fundamental investment policies will be as follows:

The Fund may not:

1.	Issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	Borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.
Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

4.
Purchase or sell real estate, provided that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein or, securities of real estate investment trusts (“REITs”), mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments issued by such companies.

5.	Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options.

6.	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.

7.
Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

Sub-Proposal 5.A.1: To approve changes to the Fund’s fundamental policy regarding borrowing money and issuing senior securities to expand the Fund’s ability to borrow and issue senior securities.

The 1940 Act requires registered investment companies to have a fundamental investment policy regarding issuing senior securities and borrowing money. The Fund’s existing policy regarding issuing securities and borrowing money and the proposed policy, which includes breaking the policy into two separate policies, are set forth below.

Existing Policy	Proposed Policies
The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund may not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

A vote in favor of Sub-Proposal 5.A.1 constitutes a vote in favor of replacing the Fund’s existing policy set forth with the two proposed policies set forth above.

Issuing Senior Securities

A senior security is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to the distribution of assets or payment of dividends. The 1940 Act generally permits closed-end funds to issue senior securities, subject to certain requirements as to terms and asset coverage. The ability of a closed-end fund to issue senior securities is subject to various limitations under the 1940 Act. The 1940 Act prohibits a closed-end fund from issuing any class of senior security, or selling any class of senior security of which it is the issuer, that represents indebtedness, unless immediately after such issuance or sale the investment company will have asset coverage of at least 300%. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The Fund’s current policy prohibits the Fund from issuing senior securities. Adopting the proposed senior securities policy will permit the Fund to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. This will provide the Fund with the flexibility to utilize senior securities if the Board, in consultation with the Investment Committee or Bulldog (if Proposal 1 is approved) or a future investment adviser, determines that such issuance is in the best interests of the Fund and its shareholders.

At the present time, the Board and the Investment Committee do not anticipate that the proposed senior securities policy would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

Borrowing Money

The 1940 Act permits closed-end funds to engage in leverage, subject to certain limitations and asset coverage requirements. The 1940 Act requirements for closed-end fund borrowing generally are designed to protect shareholders and their investment by ensuring that the closed-end fund maintains adequate asset coverage for its borrowings, while also providing certain rights to the closed-end fund’s lenders.

The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. To limit the potential risks of borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that if the fund’s asset coverage falls below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%.

The Fund’s current investment policy regarding borrowing money imposes restrictions not required by the 1940 Act, including only permitting borrowings for emergency or temporary purposes and not allowing further borrowings when borrowings exceed 15% of a Fund’s total asset value (not including the amount borrowed). Adopting the proposed policy regarding borrowing will permit the Fund to borrow to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and in situations and under circumstances when it previously could not do so (i.e., not limited to temporary purposes) as permitted by the 1940 Act.

The proposed policy regarding borrowing will provide the Investment Committee (or any future external investment adviser, such as Bulldog if Proposal 1 above is approved by the Shareholders) with more flexibility in managing the Fund’s portfolio. Because the proposed policy regarding borrowing would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility. In addition, the Board and the Investment Committee believe that it is in the Fund’s best interests to amend the current policy because under the proposed policy regarding borrowing, if current applicable law were to change, the Fund would be able to conform to any such new law that may provide greater flexibility of investment without requiring Shareholders to take further action.

Pursuant to the proposed Advisory Agreement with Bulldog in Proposal 1 above, Bulldog would be paid a monthly fee at an annual rate of one (1.00%) percent of the Fund's average weekly total assets. Because the advisory fees are calculated based on the Fund’s total assets, the use of leverage itself would result in an increase in advisory fees payable to Bulldog. Thus, should the Advisory Agreement be approved and Bulldog becomes the investment adviser for the Fund, there is an inherent conflict of interest that may incentivize Bulldog to propose that the Fund engage in certain leverage transactions. However, the final determination as to the type and timing of any leverage arrangements entered into by the Fund would be subject to the approval of the Board, including the Non-interested Trustees.

At the present time, the Board and the Investment Committee do not anticipate that the proposed policy regarding borrowing would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

Sub-Proposal 5.A.2: To approve changes to the Fund’s fundamental policy regarding purchases and sales of real estate to expand the Fund’s ability to invest in certain types of real estate related securities.

The 1940 Act requires registered investment companies to have a fundamental investment policy regarding purchasing and selling real estate. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund’s existing policy regarding purchases and sales of real estate and the proposed policy are set forth below.

Existing Policy	Proposed Policy
The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

The Fund may not purchase or sell real estate, provided that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, or securities of real estate investment trusts (“REITs”), mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

A vote in favor of Sub-Proposal 5.A.2 constitutes a vote in favor of replacing the Fund’s existing policy set forth with the proposed policy set forth above.

The policy regarding purchases and sales of real estate has substantially the same effect as the Fund’s current policy. Generally, the Fund currently does not intend to purchase or sell real estate. However, the Fund wishes to preserve the flexibility to invest in certain real estate related securities consistent with its investment objective and strategies (as the same may be amended pursuant to Proposals 2 and 3 above or otherwise in the future). The proposed policy regarding purchases and sales of real estate would allow the Fund to invest in a potentially greater universe of real estate-related securities than the current policy by permitting investments in securities or other instruments that are secured by, or linked to, real estate or interests therein, or securities of real estate investment trusts (“REITs”), mortgage related securities and securities of issuers engaged in the real estate business. In addition, the proposed policy regarding purchases and sales of real estate would permit the Fund to purchase and hold real estate as a result of the ownership of securities or other instruments.

At the present time, the Board and the Investment Committee do not anticipate that the proposed policy regarding purchases and sales of real estate would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

Sub-Proposal 5.B.1: To approve the elimination of the Fund’s fundamental policy limiting purchases of restricted securities.

The current fundamental investment policy limiting purchases of securities for the Fund that is proposed to be eliminated is as follows:

The Fund may not purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the Fund’s net assets.

A vote in favor of Sub-Proposal 5.B.1 constitutes a vote in favor of eliminating the above as a fundamental policy of the Fund.

There is no requirement under the 1940 Act that a fund adopt a fundamental policy regarding investing in restricted securities. Securities purchased from an issuer and not registered for sale under the Securities Act of 1933 (the “Securities Act”) are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent a Fund invests in restricted securities. While it is not currently anticipated that the investment selection process or investment strategies of the Fund will change as a result of the elimination of this policy, such elimination could facilitate the implementation of investment techniques and strategies which may be developed in the future. To maximize the investment flexibility of the Fund, the Board and the Investment Committee recommend that this policy be eliminated.

Proposal 5.B.2: To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer.

A vote in favor of Sub-Proposal 5.B.2 constitutes a vote in favor of eliminating the above as a fundamental policy of the Fund.

The Fund’s current fundamental investment policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer that is proposed to be eliminated is as follows:

The Fund may not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

There is no requirement under the 1940 Act that a fund adopt a fundamental policy regarding, with respect to 75% of such fund’s total assets, investing more than 5% of the total assets of the fund in any issuer. The Fund is classified as a “diversified” fund and as such is required to adhere to this restriction (among others) regardless of whether it is included as a fundamental policy of the Fund.  Under the 1940 Act, a fund that is classified as “diversified,” may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. The elimination of this fundamental policy is not intended to change the Fund’s status as a “diversified” under Section 5(b)(1) of the 1940 Act and the Fund will continue to be subject to diversification requirements of that section as a matter of law.

Proposal 5.B.3: To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer.

The Fund’s current fundamental investment policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer that is proposed to be eliminated is as follows:

The Fund may not with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

A vote in favor of Sub-Proposal 5.B.3 constitutes a vote in favor of eliminating the above as a fundamental policy of the Fund.

There is no requirement under the 1940 Act that a fund adopt a fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer. The Fund is classified as a “diversified” fund and as such is required to adhere to this restriction (among others) regardless of whether it is included as a fundamental policy of the Fund.  Under the 1940 Act, a fund that is classified as “diversified,” may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. The elimination of this fundamental policy is not intended to change the Fund’s status as a “diversified” under Section 5(b)(1) of the 1940 Act and the Fund will continue to be subject to diversification requirements of that section as a matter of law.

Required Vote

Approval of each Sub-Proposal included in this Proposal 5 requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve each Sub-Proposal. For purposes of approval of each Sub-Proposal, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Implementation of any Sub-Proposal included in this Proposal 5 is not contingent upon Shareholder approval of any other Proposal (including any other Sub-Proposal included in this Proposal 5).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE SUB-PROPOSALS 5.A.1 THROUGH 5.A.2 and 5.B.1 THROUGH 5.B.3.

PROPOSAL 6

TO APPROVE AN AMENDMENT TO THE FUND’S AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST TO ELIMINATE THE REQUIREMENT THAT A PROPOSAL TO CONVERT THE FUND TO AN OPEN-END MUTUAL FUND BE SUBMITTED FOR SHAREHOLDER APPROVAL UNDER CERTAIN CIRCUMSTANCES

Article IX, Section 6 of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) requires that Shareholders be given the opportunity to vote on a proposal to convert the Fund from closed-end to open-end status if the Fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week).

The exact text of Article IX, Section 6 is set forth below. The text of the mandatory open-end conversion proposal requirement is highlighted in bold italics.

The Fund may be converted at any time from a closed-end company to an open-end company as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on January 1, 1987, upon the approval of such a proposal, together with the necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Funds outstanding Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office or such proposal is voted upon after the beginning of the fiscal year commencing in 1992 such proposal may be adopted by a vote of a majority of the Funds outstanding Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1992, and in each fiscal year thereafter, if Shares of the Fund have traded on the principal securities exchange where listed at an average discount of more than ten percent (10%), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Fund does not then hold annual meetings, a proposal to convert the Fund from a closed-end company to an open-end company as those terms are defined above, together with the necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Funds outstanding shares entitled to vote, the Fund shall upon complying with any requirements of the 1940 Act and state law, become an open-end investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

A vote in favor of Proposal 6 constitutes a vote in favor of amending Article IX, Section 6 of the Declaration of Trust to remove the mandatory open-end conversion proposal requirement (i.e., the italicized, bolded text above).

The mandatory open-end conversion proposal requirement was included in the Fund’s original agreement and declaration of trust when the Fund was organized in 1987. This requirement has been triggered four times in the Fund’s history, and in each case the Fund’s Shareholders overwhelmingly voted against converting to an open-end fund. In view of this history, and the proposed changes to the Fund set forth in the other Proposals included in this Proxy Statement, the Board believes that it is in the best interests of the Fund and its Shareholders to amend the Fund’s Declaration of Trust to remove the mandatory open-end conversion proposal requirement from Article IX, Section 6 thereof.

For reference, the following chart shows the end-of-week discount for the Fund’s stock to date in 2024:

DATE	MARKET PRICE	NAV	DISCOUNT	%
1/5/2024	$6.42	$7.47	-$1.05	-14.05%
1/12/2024	$6.46	$7.50	-$1.04	-13.90%
1/19/2024	$6.37	$7.40	-$1.03	-13.87%
1/26/2024	$6.35	$7.45	-$1.10	-14.79]%
2/2/2024	$6.47	$7.47	-$1.00	-13.39%
2/9/2024	$6.56	$7.48	-$0.92	-12.25%
2/16/2024	$6.53	$7.44	-$0.91	-12.20%
2/23/2024	$6.51	$7.48	-$0.97	-12.93%
3/1/2024	$6.77	$7.47	-$0.70	-9.36%
3/8/2024	$6.73	$7.50	-$0.77	-10.31%
3/15/2024	$6.72	$7.49	-$0.77	-10.24%
3/22/2024	$6.69	$7.47	-$0.78	-10.43%
3/29/2024	$6.77	$7.52	-$0.75	-10.00%
4/5/2024	$6.49	$7.55	-$1.06	-14.02%
4/12/2024	$6.44	$7.48	-$1.04	-13.87%
4/19/2024	$6.20	$7.41	-$1.21	-16.32%
4/26/2024	$6.42	$7.45	-$1.03	-13.83%
5/3/2024	$6.41	$7.48	-$1.07	-14.32%
5/10/2024	$6.62	$7.57	-$0.95	-12.51%
5/17/2024	$6.69	$7.64	-$0.95	-12.41%
5/24/2024	$6.71	$7.54	-$0.83	-10.98%
5/31/2024	$6.82	$7.55	-$0.73	-9.69%
6/7/2024	$6.84	$7.57	-$0.73	-9.68%
6/14/2024	$6.86	$7.59	-$0.73	-9.58%
6/21/2024	$6.67	$7.57	-$0.90	-11.92%
6/28/2024	$6.99	$7.62	-$0.63	-8.26%
7/5/2024	$6.82	$7.64	-$0.82	-10.76%
7/12/2024	$6.61	$7.70	-$1.09	-14.15%
7/19/2024	$6.52	$7.61	-$1.09	-14.30%
7/26/2024	$6.52	$7.64	-$1.12	-14.71%
8/2/2024	$6.50	$7.62	-$1.12	-14.65%
8/9/2024	$6.47	$7.63	-$1.16	-15.18%
8/16/2024	$6.67	$7.21	-$0.54	-7.47&
8/23/2024	$6.68	$7.18	-$0.50	-6.95%
8/30/2024	$6.67	$7.19	-$0.52	-7.29%

Required Vote

Pursuant to Article IX, Section 9 of the Fund’s Declaration of Trust, approval of Proposal 6 requires the affirmative vote of two-thirds of the outstanding shares of the Fund entitled to vote at the Special Meeting.  Implementation of this Proposal 6 is not contingent upon Shareholder approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE FUND’S AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST TO ELIMINATE THE REQUIREMENT THAT A PROPOSAL TO CONVERT THE FUND TO AN OPEN-END MUTUAL FUND BE SUBMITTED FOR SHAREHOLDER APPROVAL UNDER CERTAIN CIRCUMSTANCES

OTHER BUSINESS

Other than the proposals set forth in this proxy statement, the Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

The Fund’s annual report containing financial statements for the fiscal year ended August 31, 2023 and the Fund’s semi-annual report for the six-month period ended February 19, 2024 have previously been mailed or made available to Shareholders.  Shareholders may request, without charge, additional copies of the Fund’s annual report and the semi-annual report by writing the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202.  These reports are also available free of charge at www.highincomesecuritiesfund.com In addition, we are required to file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund anticipates that its 2024 Annual Meeting of Shareholders will be held in November 2024, but the exact date, time, and location of such meeting have yet to be determined. Any Shareholder who wishes to submit proposal to be considered at the Fund’s next annual meeting of Shareholders in 2024 should send such proposals to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Shareholder proposals should have been received by the Fund no later than the close of business on July 23, 2024 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

In order for a Shareholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the 2024 annual meeting, such Shareholder must deliver a written notice of such proposal to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, between September 1, 2024 and October 1, 2024.

Shareholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of Shareholder proposals.

You are cordially invited to participate in the Special Meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid, self-addressed envelope, or to vote by telephone or through the Internet.

By order of the Board of Trustees,

Phillip Goldstein

Chairman of the Board
September 16, 2024

It is important that you execute and return your proxy promptly.

APPENDIX A

FORM OF
INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of [●] between High Income Securities Fund, a Massachusetts business trust (herein referred to as the "Fund"), and Bulldog Investors, LLP, a Delaware limited liability partnership (herein referred to as the "Investment Manager").

WHEREAS, the Fund and the Investment Manager desire to enter into an investment management agreement whereby the terms of said agreement are set forth herein.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Trustees regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Trustees, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques;  and (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.  The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Trustees.

2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested trustees or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of the Fund’s Chief Compliance Officer; fees and expenses of any officers and trustees of the Fund who are not affiliated with the Investment Manager, the Fund’s administrator or their respective affiliates; travel expenses or an appropriate portion thereof of trustees and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Trustees or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts that the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of one (1.00%) percent of the Fund's average weekly total assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's total assets shall be computed at the time and in the manner specified in the Registration Statement.

6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

9. DURATION AND TERMINATION. This Agreement shall have an initial term beginning [●] and ending [●], and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

10. INTERPRETATION. Terms defined herein by reference to their meanings in the 1940 Act shall have their respective meanings defined in the 1940 Act, as it may be interpreted from time to time by the Securities and Exchange Commission or its staff and subject to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff by any rule, regulation or order. In addition, where the effect of a requirement of 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, interpretation or order of the Securities and Exchange Commission or its staff, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, interpretation or order.

11. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by delivery in person) to the parties at the addresses set forth below:

IF TO THE FUND:

HIGH INCOME SECURITIES FUND
c/o Thomas R. Westle
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020
Telephone No.: (212) 885-5000
Email:  thomas.westle@blankrome.com

IF TO THE INVESTMENT MANAGER:

BULLDOG INVESTORS, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Attention:  Mr. Phillip Goldstein
Telephone No.: (914) 747-5262
Email:  PGoldstein@bulldoginvestors.com

or to such other address as to which the recipient shall have informed the other party in writing.

            Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

13. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

HIGH INCOME SECURITIES FUND

By:  ______________________________
Name:  [●]
Title:     [●]

BULLDOG INVESTORS, LLP

By:  ______________________________
Name:  [●]
Title:    [●]

SPECIAL MEETING OF SHAREHOLDERS OF

HIGH INCOME SECURITIES FUND

October 18, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is available at www.proxyvote.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

101824

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

HIGH INCOME SECURITIES FUND

October 18, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is available at www.proxyvote.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

101824

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

HIGH INCOME SECURITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Phillip Goldstein and Rajeev Das, and each of them, as the proxies of the undersigned, each with the power to appoint his substitute, for the special meeting (the "Meeting") of shareholders (herein referred to as "shareholders") of High Income Securities Fund, to be held on October 18, 2024 at 10:30 AM ET at the offices of Bulldog Investors, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. **IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF**.Your proxy is important to assure a quorum at the Special Meeting of Shareholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.1

(Continued and to be signed on the reverse side)

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